UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2015

AFFYMETRIX, INC.
(Exact name of registrant as specified in its charter)

001-13111
(Commission File Number)

California	77-0319159
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3420 Central Expressway, Santa Clara, California 95051
(Address of principal executive offices, with zip code)

(408) 731-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Affymetrix, Inc. (the “Company”) announced today that Stephen P.A. Fodor, Ph.D, its Founder and Chairman, has resigned from the Board of Directors of the Company effective January 30, 2015. The Board of Directors elected Ms. Jami Dover Nachtsheim as Chairwoman to succeed Dr. Fodor. Ms. Nachtsheim has served as a director of the Company since March 2010 and as Lead Independent Director since 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

Date: January 30, 2015	By:	/s/ Siang Chin
Siang H. Chin
Senior Vice President, General Counsel and Secretary